UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On March 4, 2025, Kidpik Corp. (the “Company”) filed Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its reporting obligations under Section 15(d) of the Exchange Act.

The Company has filed Form 15 because it has fewer than 300 shareholders of record, making it eligible for deregistration. As a result of this filing:

●	The Company’s obligations to file periodic reports, including Forms 10-K, 10-Q, and 8-K, will be immediately suspended.

●	Full deregistration will become effective 90 days after the filing of Form 15, unless the SEC objects.

The Company intends to continue its operations as a private entity and may provide periodic financial updates to shareholders via its corporate website or other communications.

Item 8.01 – Other Events

The Company previously filed Form 25 on February 18, 2025 to voluntarily delist its common stock from Nasdaq, which became effective February 28, 2025. As a result of the delisting and deregistration process, the Company will no longer be subject to SEC reporting requirements.

While the Company’s common stock may be quoted on an Over-the-Counter (OTC) market, there can be no assurance regarding the continued liquidity or trading volume of its securities.

Investors and shareholders should be aware that the Company will no longer be required to provide public financial disclosures, earnings reports, or other SEC filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1*	Form 15
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

** Furnished herewith.

Non-Active Hyperlinks

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the delisting, deregistration, and anticipated impacts. These statements are subject to risks and uncertainties, including those described in the Company’s filings with the SEC. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2025

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer